EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Glenn Biggs





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998


EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Molly Shi Boren





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998


EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Donald M. Carlton





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Thomas H. Cruikshank





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Joe H. Foy





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Robert W. Lawless





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Harry D. Mattison





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              James L. Powell





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998


EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Thomas V. Shockley, III





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998


EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              J. C. Templeton





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998


EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              Lloyd D. Ward





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998

EXHIBIT 24.4
                      POWER OF ATTORNEY


The undersigned, as a director of Central and South West Corporation (the "Corporation"), hereby makes, constitutes and appoints E. R. Brooks, Glenn D. Rosilier and Wendy G. Hargus, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Corporation's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 18th day of January, 1996.



                              T. J. Ellis





Subscribed and sworn to before me this 18th day of January, 1996.



                              Frederic L. Frawley
                              Notary Public

My Commission Expires:
December 3, 1998